Intangible Assets, Net	12 Months Ended
Jun. 30, 2024
Intangible Assets, Net [Abstract]
Intangible assets, net
(9)	Intangible assets, net

Intangible assets, net, are comprised of the following:

	As of June 30,
	2023	2024
	RMB	RMB
Software and operating system	4,823	96,001
Non-compete agreements	-	8,175
Agent resources	-	137,944
Insurance brokerage licenses	-	89,071
Trade names	-	142,464
Sub-total	4,823	473,655
Disposal	-	(2,218)
	4,823	471,437
Accumulated amortization	(3,032)	(53,870)
	1,791	417,567

As disclosed in in Note 3(a), the recognized intangible assets including software, non-compete agreements, agent resources, insurance brokerage license and trade names amounting to RMB468,832 in the aggregate were acquired through a business combination transaction on December 31, 2023 and were individually measured at their respective fair values as of the acquisition date. In 2024, the Group disposed an insurance brokerage license amounting to RMB2,218 owned by a majority-owned subsidiary in Hong Kong which was deconsolidated as the Group has lost its control over the subsidiary starting from April 1, 2024 (see details in Note 2(i)).

Amortization expenses for intangible assets recognized for the years ended June 30, 2022, 2023 and 2024 were RMB832, RMB848 and RMB50,837, respectively. Amortization expenses are expected to be at RMB100,447, RMB99,322, RMB74,963, RMB51,972 and RMB28,175 for the years ending June 30, 2025, 2026, 2027, 2028 and 2029, respectively.

There were no impairment charges for intangible assets recorded for the years ended June 30, 2022, 2023 and 2024.